UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): December 15, 2005

                           SOYODO GROUP HOLDINGS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                            Top Group Holdings, Inc.
                       ----------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



        000-32341                                           84-1485082
---------------------------                             -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                          Identification No.)

                1398 Monterey Pass Road, Monterey Park, CA 91754
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: 323-261-1888


Total number of pages in this document:     6
                                        ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

|_| Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2. FINANCIAL INFORMATION.............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS...................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS..........2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT...............................2

SECTION 6. RESERVED..........................................................3

SECTION 7. REGULATION FD ....................................................3

SECTION 8. OTHER EVENTS......................................................4

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS................................4

SIGNATURES...................................................................4

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.

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ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On December 15, 2005, the Board of Directors approved the subscription agreements regarding the purchase of 100,000 restricted shares by Ke-Guang Li, Vice President of the corporation, 40,000 restricted shares by Hai Wu, Secretary, and 20,000 restricted shares by Hao Zhang, another Vice President, all at $ 0.50 per share for a total capital infusion of $ 80,000.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

                                        2

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

The Board of Directors passed a resolution on December 15, 2005 to appoint Xiao-Zhong Zhao as Treasurer and Principal Financial & Accounting, effective immediately, to replace Zong-Zheng Zhou. The Board also appointed two new Vice Presidents, Ke-Guang Li and Hao Zhang.

Xiao-Zhong Zhao, age 43, has been an accountant for Soyodo Group Holdings, Inc. since September of 2005. She received her Bachelor of Science in accounting in 1984 from Jilin Finance and Trade College in China, and her Master degree in Economics from China People's University in 1996. Zhao has over 20 years of accounting experiences both in China and the United States.

Ke-Guang Li, age 56, has been Vice President of Coll, Inc., a New York retail company owned by Ru-Hua Song, the Chairperson and President of the corporation, since July of 2005. He received his Business Law degree from Beijing Business College in 1992. Li has been involved with managerial positions at various enterprises in China and the United States.

Hao Zhang, age 30, has been a manager for Soyodo Group Holdings, Inc. since June of 2005. He received his associate degree in Foreign Trade English from Suzhou Vocational College in China in 1996. After that, Zhang has been working in various business capacities for companies both in China and the United States.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable.

                             SECTION 6 - [RESERVED]


                                        3

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                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.

Not Applicable.


                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Not Applicable.





                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


          a)   Financial Statements - Not Applicable

          b)   Exhibits - Not Applicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           SOYODO GROUP HOLDINGS, INC.
                        --------------------------------
                                  (Registrant)

                            Dated: December 15, 2005


                                /s/ Ru-hua Song
                        ---------------------------------
                             Ru-hua Song, President




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